EXHIBIT 4.01

  NUMBER                    INTERACTIVE MAGIC, INC. SHARES

                          INCORPORATED UNDER THE LAWS
                         OF THE STATE OF NORTH CAROLINA


COMMON STOCK                                            COMMON STOCK

                                             CUSIP 45838M104
                                             See Reverse for Certain Definitions



This Certifies that __________ is the owner of __________ fully paid and non-assessable Shares of the Common Stock, Par Value $.10 per Share of Interactive Magic, Inc. transferable on the books of the Corporation by the holders hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated: __________


/s/ William H. Marks                         /s/ Robert L. Pickens
    Secretary                                President


COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK AND TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

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                             INTERACTIVE MAGIC, INC.

         This Corporation will furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                  TEN COM                            as tenants in common
                  TEN ENT                            as tenants by the entirety
                  JT TEN                             as joint tenants with right of survivorship
                  UNIF TRANS MIN ACT                 ___________ Custodian ______________
                                                     (Cust)                         (Minor)
                                    Under Uniform Transfers to Minors Act __________________
                                                                                        (State)


         Additional abbreviations may also be used though not in the above list.

         For value received,                                   hereby sell, assign and transfer unto
                            ----------------------------------

Please insert Social Security or other identifying number of assignee

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             Please print or type/write name and address of assignee


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                                                                     Shares
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney, to transfer the said shares of the books of the within name Corporation with full power of substitution.

Dated __________________

                                                     __________________

                                                     __________________

                                                     NOTICE: THE SIGNATURE(S) TO
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE
                                                     NAMES(S) AS WRITTEN UPON
                                                     THE FACE OF THE
                                                     CERTIFICATE, IN EVERY
                                                     PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT
                                                     OR ANY CHANGE WHATSOEVER.

                  Signature(s) Guaranteed:           ___________________________
                                                     THE SIGNATURE(S) SHOULD BE
                                                     GUARANTEED BY AN ELIGIBLE
                                                     GUARANTOR INSTITUTION,
                                                     (BANK, STOCKBROKER, SAVINGS
                                                     AND LOAN ASSOCIATION AND
                                                     CREDIT UNIONS WITH
                                                     MEMBERSHIP IN AN APPROVED
                                                     SIGNATURE GUARANTEED
                                                     MEDALLION PROGRAM),
                                                     PURSUANT TO S.E.C. RULE
                                                     17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.